                       AWARD SOFTWARE INTERNATIONAL, INC.

1,850,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT

                                                                  October , 1996

J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Needham & Company, Inc.
 As Representatives of the Underwriters
  Listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
23 Wall Street
New York, New York  10015

Dear Sirs:

         Award Software International, Inc., a California corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives") an aggregate of 1,250,000 shares of common stock, no par value per share, of the Company (the "Company Shares"), and certain shareholders of the Company named in Schedule II hereto (hereafter called the "Selling Shareholders"), acting severally and not jointly, propose to sell to the several Underwriters an aggregate of 600,000 shares of Common Stock, no par value per share, of the Company (the "Selling Shareholder Shares"). The Company Shares and the Selling Shareholder Shares are herein referred to as the "Underwritten Shares"). The Company also proposes to issue and sell to the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 277,500 shares of common stock, no par value per share, of the Company (the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares." The shares of common stock of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the "Common Stock."
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         The Company has prepared and filed with the Securities and Exchange
Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission, is referred to in this Agreement as the "Registration Statement," and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus."

         The Company and the Selling Shareholders hereby agree with the Underwriters as follows:
        1. The Company and the Selling Shareholders agree, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as hereinafter provided, with the number of Shares to be sold by each Selling Shareholder being the number of Shares set forth opposite his, her or its name or Schedule II hereto, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company and the Selling Shareholders the respective number of Underwritten Shares set forth opposite such Underwriter's name in Schedule I hereto at a
purchase price per share (the "Purchase Price") of $      . The obligation of
each Underwriter to each Selling Shareholder hereunder shall be to purchase from the Selling Shareholder that number of Selling Shareholder Shares which is in the same proportion to the number of Selling Shareholder Shares set forth opposite the name of such Selling Shareholder on Schedule II hereto as the number of Underwritten Shares which is set forth opposite the name of such Underwriter in Schedule I hereto is to the total number of Underwritten Shares to be purchased by all of the Underwriters under this Agreement, subject, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.
         In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as hereinafter provided, and the Underwriters on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company up to an aggregate of 277,500 Option Shares at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

         If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.


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         The Underwriters may exercise the option to purchase the Option shares at any time (but no more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

         2. The Company and the Selling Shareholders understand that the Underwriters intend (i) to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         3. Payment for the Shares shall be made to the Company or to its order with regard to the Company Shares, and payable to the order of the Custodian (as hereinafter defined) for the respective accounts of the Selling Shareholders with respect to the Selling Shareholder Shares, by certified or official bank check or checks payable in federal (same day) funds at the office of J.P. Morgan Securities Inc., 23 Wall Street, New York, New York 10015 at 10:00 a.m., New York City time, in the case of the Underwritten Shares, on _________, 1996 , or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives, the Company and the Selling Shareholders may agree upon in writing or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the Closing Date and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the Additional Closing Date. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

         Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

         4. The Company represents and warrants to each Underwriter that:

                  (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration



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         Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (c) there are no contracts or other documents required by the Securities Act to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or Prospectus which have not been so filed or described as required; each contract to which the Company is a party and to which reference is made in the prospectus or filed as an exhibit to the Registration Statement has been duly and validly executed by the Company and is in full force and effect in all material respects in accordance with its respective terms and no such contracts have been assigned by the Company; the Company knows of no present situation or condition or fact which would prevent compliance by the Company in all material respects with the terms of any such contracts, as amended to date;
                  (d) other than the subsidiaries listed on Exhibit A hereto (the "Subsidiaries"), the Company does not own, beneficially or of record, any interest in, or control, any material partnership, joint venture, limited liability company, unincorporated association, corporation or other entity;

                  (e) the consolidated financial statements, and the related notes thereto included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their



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         operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein;

                  (f) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

                  (g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (h) each of the Company's Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                  (i) this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, except as rights to indemnity and contribution hereunder may be limited by applicable law;

                  (j) the authorized capital stock of the Company conforms as to legal matters to the description thereof set forth in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights; and,



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         except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

                  (k) the Shares to be issued and sold by the Company and the Shares to be sold by the Selling Shareholders hereunder have been duly authorized, and, when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar right;

                  (l) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issue and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (m) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (n) the Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

                  (o) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

                  (p) except as described in the Registration Statement and the Prospectus, other than registration rights which have either been fulfilled hereby or properly waived, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares;


                (q) the Company has filed all federal, state, local and foreign income, withholding and franchise tax returns and taxes which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes and assessments have become due and payable; the Company (i) has established adequate reserves for such taxes which are not due and payable, and (ii) to its knowledge does not have any tax deficiency or claim outstanding, proposed or assessed against it which would materially and adversely affect the general affairs, business management, financial position or results of operations of the Company; the Company has not granted any extension of any statute of limitations to any federal, state, local or foreign tax authority for any period, nor has the Company requested any extension of the time for filing any federal, state, local or foreign tax return or forms;


                  (r) except as disclosed in the Prospectus, the business and operations conducted by the Company, as described in the Prospectus, comply in all material respects with all applicable laws, foreign or domestic, having jurisdiction over the Company and all applicable rules and regulations of all public authorities except where the failure to do so would not have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operation of the Company; except as disclosed in the Prospectus, the Company owns, licenses or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other proprietary and similar rights necessary for the conduct of its business as currently conducted;

                  (s) any document hereafter filed by the Company pursuant to
         Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering of the Shares, at the time they are filed with the Commission, will comply in all material respects with the requirements of the Securities Act and the Exchange Act, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading;
                  (t) the Company maintains insurance of the types and in the amounts that the Company deems adequate for its business and consistent with insurance maintained by similar companies in similar businesses, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by the Company against death, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

                  (u) Price Waterhouse LLP, which has certified the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Securities Act;

                  (v) other than the over allotment option granted to the Underwriters herein, the Company will not take, directly or indirectly, any action (and the Company does not know of any action by its directors, officers or shareholders or by others) designed to or which has constituted or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of the Exchange Act;

                  (w) the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company;

                  (x) the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the offering of the Shares contemplated hereby other than is as described in this Agreement;


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
                  (y) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled by an investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                  (z) the Company intends to use the net proceeds of the sales received by it substantially in the manner specified in the Prospectus under the caption "Use of Proceeds;"

                  (aa) the Company is in full compliance with the terms and provisions of the Settlement and Release Agreement dated as of February 1, 1996 between International Business Machines Corporation ("IBM") and the Company (the "IBM Agreement"), and has ceased manufacturing, copying, selling, exhibiting, displaying, performing, offering for sale, licensing, distributing or otherwise transferring any AWARD CGA BIOS and/or OLD AWARD VGA BIOS (as defined in the IBM Agreement ) other than as permitted pursuant to Agreement PCC960521, dated October 1, 1996 between the Company and IBM.

         5. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter and the Company that:

                  (a) this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding obligation upon such Selling Shareholder except as rights to indemnity and contribution hereunder may be limited by applicable laws;


                (b) the execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligation under this Agreement, the Custody Agreement signed by such Selling Shareholder and the First National Bank as Custodian (the "Custodian"), relating to the deposit of the shares to be sold by such Selling Shareholder and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys in fact (the "Attorneys-inFact") to the extent set forth therein, relating to the transactions contemplated hereby and by the registration statement (the "Custody Agreement and Power of Attorney"), and the Lock-Up Agreement signed by such Selling Shareholder relating to the resale restrictions on the Company's stock owned or held by such Selling Shareholder (the "Lock-up Agreement") will not contravene any provision of applicable law, or the certificate or articles of incorporation or bylaws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any material agreement or other material instrument binding upon such Selling Shareholder or any judgement, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement and Power of Attorney or Lock-Up Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or has been duly and validly obtained on or prior to the Closing;

                  (c) such Selling Shareholder has, and on the Closing Date will have, good and marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law or contract to enter into this Agreement, the Custody Agreement and Power of Attorney and the Lock-Up Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder and such sale, transfer and delivery is not subject to any right of first refusal or other contractual restriction;

                  (d) the Shares to be sold by such Selling Shareholder pursuant to this Agreement have been, or will be prior to the Closing Date, fully paid;

                  (e) the Custody Agreement and Power of Attorney and the Lock-Up Agreement have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder except as rights to indemnity and contribution hereunder may be limited by applicable law;

                  (f) assuming the Underwriters purchase the Shares to be sold by each Selling Shareholder for value, in good faith and without notice of an adverse claim within the meaning of the Uniform Commercial Code, delivery of the certificate for the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass good and marketable title to such Shares free and clear of any security interest, claims, liens, equities and other encumbrances;

                  (g) all information furnished by or on behalf of such Selling Shareholder for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading;

                  (h) such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full right, power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement and Power of Attorney, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement;


                  (i) certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder; and



                (j) other than the overallotment option granted to the Underwriters herein, such Selling Shareholder will not take, directly or indirectly, any action (and such Selling Shareholder does not know of any action by the Company, its directors or officers or any other Shareholders) designed to or which has constituted or would cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of the Exchange Act.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions contemplated herein, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

         6. The Company covenants and agrees with the several Underwriters as follows:

                  (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

                  (b) to deliver, at the expense of the Company, to the Representatives three signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits, and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

                  (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

                  (d) to advise the Representatives promptly, and to confirm such advice in writing (i) of when the Registration Statement shall become effective, (ii) of when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

                  (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

                  (h) to use its best efforts to list the Shares, subject to official notice of issuance, on the National Association of Securities Dealers Automated Quotations National Market ("Nasdaq");

                (i) For a period of five years from the date hereof, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or Nasdaq;

                (j) for a period of 180 days after the date of the initial public offering of the Shares not to offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company without the prior written consent of the Representatives, other than (i) the Shares to be sold hereunder;
         (ii) options granted under existing employee stock option plans; (iii) any shares of common stock of the Company issued upon the exercise of options granted under existing employee stock option plans; and (iv) the sale to Vobis Microcomputer AG of up to 238,719 shares of common stock of the Company at the initial offering price per share;


                  (k) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington D.C. time, as of the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 11(b) under this Act; and

                  (l) If at any time during the 90 day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

         7. Each of the Selling Shareholders covenants and agrees with the several Underwriters that each Selling Shareholder will not for a period of 180 days after the date of the Prospectus, sell, offer to sell, contract to sell, grant any options to purchase, grant a security interest in, pledge, hypothecate or otherwise sell or dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, any securities convertible into or exercisable or exchangeable for shares of Common Stock or any rights to purchase or acquire shares of Common Stock, without the prior written consent of J.P. Morgan Securities Inc., other than the Shares to be sold hereunder and any shares of Common Stock issued upon the exercise of options granted under existing employee stock option plans of the Company.


         8. The Company and each of the Selling Shareholders covenant and agree with one another and the several Underwriters that the Company will pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and its disbursements), (iv) in connection with the listing of the Shares on any stock exchange, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided; and (vii) all costs and expenses of one counsel for the Selling Shareholders.


         9. The several obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 p.m., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

                  (b) the representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (c) the representations and warranties of the Selling Shareholders contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date, and the Selling Shareholders shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;
                  (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;
                  (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representatives to the effect set forth in subsections (a) and (b) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;
                  (f) the Representatives shall have received on and as of the Closing Date a certificate from the Attorneys-in-Fact of each of the Selling Shareholders satisfactory to the Representatives to the effect set forth in sub-Section (c) of this Section;
                  (g) Cooley Godward LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (ii) the Company has been duly qualified as a foreign
                  corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (iii) Award Software Hong Kong ("ASHK") has been duly
                  incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of ASHK have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned of record by the Company, free and clear of all liens, encumbrances, equities or claims; and except as described in the Prospectus, no options, warrants or other rights to purchase securities or other obligations to issue or other rights to convert any obligation into any shares of capital stock or of ownership interests in the Company or ASHK are outstanding from the Company or ASHK;

                           (iv) ASHK is not in violation of it Memorandum or
                  Articles of Association, and no written notice of currently existing dispute or litigation has been received by the Company or ASHK indicating that ASHK is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and ASHK taken as a whole to which the Company or ASHK is a party or by which the Company or ASHK or their respective properties are bound.

                           (v) other than as set forth or contemplated in the
                  Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company and is a valid and binding agreement to the Company, except as enforceability may be limited by general equitable principles and limitations on the availability of equitable remedies, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity and contribution for liabilities arising under the Securities Act of 1933, as amended;

                           (vii) the Shares of capital stock of the Company
                  outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

                           (viii) the Shares to be issued and sold by the
                  Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights; to such counsel's knowledge, except for registration rights which have either been fulfilled hereby or properly waived, no rights to register outstanding shares of the Company's capital stock or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock exist which have not been validly exercised or waived with respect to the Registration Statement;
                           (ix) the Company is not, nor with the giving of
                  notice or lapse of time or both would be, in violation of or in default under, its Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its Subsidiaries taken as a whole; the issue and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties;
                           (x) to the best of counsel's knowledge, there are no
                  franchises, leases, contracts, agreements or documents of a character required by the Securities Act, and the rules and regulations promulgated thereunder ("Rules and Regulations") to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed as required.

                           (xi) no consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws or by the bylaws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters;

                           (xii) the statements in the Prospectus under
                  "Description of Capital Stock," "Underwriting" "Indemnification of Directors" and "Recent Sales of Unregistered Securities" in the Registration Statement and Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; and
                           (xiii) such counsel is of the opinion that the
                  Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and believes that (except for the financial statements included therein as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
         In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of California, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xi) above counsel may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified.

                  (h) Counsel for each of the Selling Shareholders shall have furnished to the Representatives their written opinions, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by or on behalf of such Selling Shareholder;

                           (ii) the execution and delivery by such Selling
                  Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney and the Lock-up Agreement of such Selling Shareholder will not contravene any provision of applicable law, or the certificates or articles of incorporation or bylaws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization, filing or order of or qualification with any governmental body or court or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, the Custody Agreement and Power of Attorney and or the Lockup Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

                           (iii) such Selling Shareholder has the power to
                  submit and has taken all necessary action to submit to the jurisdiction of any United States or New York State Court in the Borough of Manhattan, the City of New York, New York and to appoint Corporation Service Company as the authorized agent of such Selling Shareholder for the purposes and to the extent described in Section 16 of this Agreement;

                           (iv) such Selling Shareholder has the legal right and
                  power, and all authorization and approval required by law or contract, to enter into this Agreement, the Custody Agreement and Power of Attorney and the Lock-up Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

                           (v) each of the Custody Agreement and Power of
                  Attorney and the Lock-up Agreement of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder;

                           (vi) assuming the Underwriters purchase the Shares to
                  be sold by such Selling Shareholder for value, in good faith and without notice of adverse claim within the meaning of the Uniform Commercial Code, delivery of the certificates for the Shares to be sold by each Selling Shareholder pursuant to this Agreement will pass good and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances;
                           (vii) such Selling Shareholder, if other than a
                  natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full right, power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement and Power of Attorney, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement; and

                           (vii) any other opinions regarding such Selling
                  Shareholder as Underwriters may reasonably require.

         In rendering the foregoing opinions, each of such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the jurisdiction of organization or residence of such Selling Shareholders and the State of California, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions of other counsel familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, on certificates of the Selling Shareholders and on certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company.

                  (i) on the Effective Date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Price Waterhouse LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                  (j) the Representatives shall have received on and as of the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (k) the Shares shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance; and

                  (l) on or prior to the Closing Date the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         The several obligations of the Underwriters to purchase Option Shares hereunder are subject to satisfaction of the conditions set forth in paragraphs
(a) through (l) above on and as of the Additional Closing Date, except that the certificate called for by paragraphs (e) and (f) above, the opinions called for by paragraphs (g), (h) and (j) above and the third letter called for by paragraph (i) above shall be dated the Additional Closing Date.
         10. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities as such expenses are incurred (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.
         Each Selling Shareholder designated as a Primary Selling Shareholder on
Schedule II hereof (a "Primary Selling Shareholder"), severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities as such expenses are incurred (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if such Primary Selling Shareholder shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such

Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if such Primary Selling Shareholder shall have furnished any amendments or supplements thereto) and a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.
         Subject to the last two paragraphs of this Section 10, each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact made in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act and each Selling Shareholder to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc., and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 10 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and each Selling Shareholder and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and each Selling Shareholder on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

         The indemnity and contribution agreements contained in this Section 10 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

         The indemnity and contribution agreements contained in this Section 10 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         Notwithstanding anything herein contained, the liability of each (i) Primary Selling Shareholder under the representations and warranties contained in Sections 4 and 5 hereof and under the indemnity provisions contained in the provisions of this Section 10 and (ii) Selling Shareholder under the representations and warranties contained in Section 5 hereof and under the indemnity agreements contained in the provisions of this Section 10 shall not exceed an amount equal to the net proceeds from the offering received by each such Primary Selling Shareholder and Selling Shareholder from the Underwriters.

         11. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any adverse change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representatives, is material and adverse and which, in the reasonable judgment of the Representatives, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.
         12. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

         If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to
Section 1 be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         13. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

         14. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         15. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 23 Wall Street, New York, New York 10015 (telex:______); Attention: Syndicate Department. Notices to the Company shall be given to it at ____________, _____________, ____________,
(telex:________); Attention:____________.


        16. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholders other than Selling Shareholders who are citizens or legal residents of the United States brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any United States or New York State Court in the borough of Manhattan, the City of New York, New York (each, a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company and each of the Selling Shareholders irrevocably waives any immunity to jurisdiction to which it or they may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it or them by the Underwriters arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court. The Company and each of the Selling Shareholders have appointed Corporation Service Company as their authorized agent (the "Authorized Agent") upon whom process may be served in any such action by the Underwriters arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company and each of the Selling Shareholders other than Selling Shareholders who are citizens or legal residents of the United States represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the respective Selling Shareholder(s), as the case may be.


         17. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                         Very truly yours,

                                         AWARD SOFTWARE INTERNATIONAL, INC.

                                         By:_______________________________
                                            Name:
                                            Title:

                                         SELLING SHAREHOLDERS

Accepted:  October ____, 1996            By:_______________________________
                                            Name:
                                            Title:  Attorney-in-Fact acting on
                                                    behalf of each such Selling
                                                    Shareholder

J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Needham & Company, Inc.

Acting severally on behalf
of themselves and the
several Underwriters listed
in Schedule I hereto.

By: J.P. Morgan Securities Inc.
Acting on behalf of itself and the
several Underwriters listed in
Schedule I hereto.

By:_______________________________
   Name:  Michael J. Tiedemann
   Title:    Vice President

                                   SCHEDULE I

                                                          Number of Shares
Underwriter                                               To Be Purchased
-----------                                               ---------------

J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Needham & Company, Inc.
                                                              =========
                  Total                                       1,850,000


                                   SCHEDULE II

                              SELLING SHAREHOLDERS


                                                              NUMBER OF SELLING
                                                                 SHAREHOLDER
         PRIMARY SELLING SHAREHOLDERS                         SHARES TO BE SOLD
         ----------------------------                         -----------------




         OTHER SELLING SHAREHOLDERS
         --------------------------


                                                                  -------
                                     Total